Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of FC BANC CORP.. (the “Registrant”) hereby certifies that the Registrant’s Form 10-QSB for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Robert W. Siegel
Name:	Robert W. Siegel
Title:	Vice President,
Chief Financial Officer

Date: August 13, 2004

A signed original of this written statement required by Section 906 has been provided to FC BANC CORP.. and will be retained by FC BANC CORP.. and furnished to the Securities and Exchange Commission or its staff upon request.